PIMCO Gurtin National Municipal Opportunistic Value Fund

SUMMARY PROSPECTUS

March 18, 2019

Share Class:	Inst
Ticker:	GNMFX

Before you invest, you may want to review the Fund's prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to piprocess@dstsystems.com. The Fund's prospectus and Statement of Additional Information, dated January 2, 2019 and July 30, 2018, respectively, as supplemented, along with the financial statements included in the Registered Predecessor Fund's (as defined below) most recent annual report to shareholders dated September 30, 2018, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Inst Class
Management Fees	0.63%
Distribution and/or Service (12b-1) Fees	N/A
Total Annual Fund Operating Expenses	0.63%
Fee Waiver and/or Expense Reimbursement(1)	(0.03%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60%

1 PIMCO has contractually agreed through July 31, 2021, to reduce its advisory fee by 0.03% of the average daily net assets of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days' prior notice to the end of the contract term. PIMCO may not recoup these waivers in future periods.

Example. The Example is intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$61	$192	$342	$777

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Registered Predecessor Fund's (as defined below) portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest in Fixed Income Instruments which include bonds, debt securities and other similar instruments. The Fund may invest without limitation in "private activity" bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For shareholders subject to the AMT, distributions derived from "private activity" bonds must be included in their AMT calculations, and as such a portion of the Fund's distribution may be subject to federal income tax. The Fund may invest in securities of any duration. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund will only invest in instruments that meet its internal credit quality standards at the time of purchase (i.e., instruments that Gurtin Municipal Bond Management ("Gurtin"), the Fund's sub-adviser, has determined, irrespective of any assigned rating by an external credit rating agency or whether a rating is assigned, to be of investment grade quality. Although ratings by credit rating agencies may be considered, Gurtin primarily relies on its internal research and the ratings it assigns to particular obligors of municipal obligations when assessing an obligor's credit quality. As a result, it is possible that the Fund could invest in instruments that Gurtin considers investment grade that are rated below investment grade by an external credit rating agency.

The Fund's investments may include fixed or floating rate general obligation bonds and notes, lease revenue bonds, revenue bonds and notes, and zero coupon securities. The Fund may buy securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, at times, invest more than 25% of its net assets in Municipal Bonds the principal and interest payments of which are paid by obligors located in a single state.

The Fund may invest the remainder of its net assets in other municipal instruments, U.S. Government Securities and certain cash and cash equivalents, including cash sweep vehicles.

In selecting securities and obligations for the Fund's portfolio, Gurtin applies an ongoing research process to determine which Municipal Bonds it expects to have absolute value characteristics, which Gurtin considers to be the potential to generate yield and preserve capital without assuming

March 18, 2019 | SUMMARY PROSPECTUS

PIMCO Gurtin National Municipal Opportunistic Value Fund

undue risk. In addition, Gurtin analyzes the Fund's portfolio on an ongoing basis with a review of credit quality, duration, security structure, yield curve positioning and sector risk. Gurtin generally sells securities due to credit deterioration and in response to shareholder liquidity requests but will also sell securities opportunistically to enhance portfolio performance or harvest tax losses.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Floating Rate Securities Risk: the risk of investing in floating rate notes, which generally carry lower yields than fixed notes of the same maturity. Securities with variable or floating interest rates may be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or at the same pace, as interest rates in general. The interest rate for a floating rate note occasionally adjusts or resets by reference to a benchmark interest rate. Benchmark interest rates, such as London Interbank Offered Rate ("LIBOR"), may not precisely track market interest rates. In general, securities with longer durations tend to be more sensitive to interest rate changes, which may make them more volatile than securities with shorter durations

General Obligation Bond Risk: the risk of investing in general obligation bonds, which are generally secured by the obligor's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors

Lease Revenue Bond Risk: the risk of investing in lease revenue bonds and other municipal lease obligations, which may be considered less secure than a general obligation or revenue bond and may or may not include a debt service reserve fund. There have also been certain legal challenges to the use of lease revenue bonds in various states

Revenue Bond Risk: the risk of investing in revenue bonds, which are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which the Fund invests may entail greater credit risk than the Fund's investments in general obligation bonds

Zero Coupon Bond Risk: the risk of investing in zero coupon bonds, in which the market prices are more volatile than the market prices of securities that pay interest on a regular basis. Since the Fund will not receive cash payments earned on these securities on a current basis, the Fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable

Taxation Risk: the risk that to the extent that the Fund invests in securities the income from which is not tax-exempt, your share of income from such investments will be taxable for state and/or federal income tax purposes. Although the Fund seeks to invest primarily in securities that are not subject to regular federal income tax, the Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax

Tax-Exempt Status Risk: the risk that reclassifications or legislative or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively, subjecting you to increased tax liability

U.S. Treasury and Agency Securities Risk: the risk of investing in securities issued or guaranteed by the U.S. Treasury or its agencies and instrumentalities, which may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Income Risk: the risk that when interest rates fall, the Fund's income may decline. This decline can occur because the Fund may invest in lower-yielding bonds as bonds in its portfolio mature

Extension Risk: the risk that if interest rates rise, prepayments of principal on certain callable fixed-income securities may occur less quickly and, as a result, the expected receipt of principal on such callable fixed-income securities could lengthen. Because payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing rate

2	SUMMARY PROSPECTUS | March 18, 2019

Summary Prospectus

Prepayment Risk: the risk that prepayment of fixed-income securities, which is more common when interest rates are declining, may shorten such securities' effective maturity, reduce the Fund's return and cause the Fund to reinvest in lower yielding securities

When-Issued Securities Risk: the risks related to municipal securities issued on a when-issued basis, where payment and delivery take place at a future date beyond the normal settlement date. Because the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. In addition, interest is not generally paid on when-issued securities until settlement

Management Risk: the risk that the investment techniques and risk analyses applied by Gurtin will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Gurtin and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Municipal Instruments Risk: the risk that the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of municipal instruments to pay interest or repay principal

Single State Municipal Securities Risk: the risk that because the Fund may invest a significant portion of its assets in municipal securities of a particular state, it may be more exposed to the impact of legislative, tax, and political changes within that state than a fund that invests more widely

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary and a secondary broad-based securities market index.

A privately offered fund managed by Gurtin (the "Private Predecessor Fund") was reorganized into a fund registered under the Investment Company Act of 1940 (the "1940 Act") that was also managed by Gurtin (the "Registered Predecessor Fund," together with the Private Predecessor Fund, the "Predecessor Funds") on or about November 3, 2014. The Private Predecessor Fund was organized on November 16, 2009 and commenced operations on May 3, 2010 and had an investment objective and strategies that were, in all material respects, identical to those of the Registered Predecessor Fund, and was managed by Gurtin in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Registered Predecessor Fund. However, the Private Predecessor Fund was not registered as an investment company under the 1940 Act, and the Private Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance.

The Registered Predecessor Fund commenced operations on or about November 3, 2014 and had an investment objective and strategies that were, in all material respects, identical to those of the Fund, and was managed by Gurtin in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund.

The Fund's performance for the period from May 3, 2010 to November 2, 2014 is that of the Private Predecessor Fund and is based on calculations that are different from the standardized method of calculations adopted by the Securities and Exchange Commission. The Fund's performance for the period from November 3, 2014 to March 15, 2019 is that of the Registered Predecessor Fund. The performance of the Private Predecessor Fund was calculated net of the Private Predecessor Fund's fees and expenses. The performance of the Predecessor Funds has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Fund. If the performance of the Predecessor Funds had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been higher or lower than the performance shown for that period in the bar chart and Average Annual Total Returns table below. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against a primary benchmark and a secondary benchmark. The Fund's primary benchmark is the ICE BofAML Municipal Miscellaneous Index 7-12 Years. The ICE BofAML Municipal Miscellaneous Index 7-12 Years measures the performance of municipal securities with a remaining term to final maturity greater than or equal to seven years and less than twelve years. The ICE BofAML Municipal Blended Index is a blend of 75% of The BofA Merrill Lynch 7-12 Year US Large Cap Municipal Securities Index, a subset of The BofA Merrill Lynch US Large Cap Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to seven years and less than twelve years, and 25% of The BofA Merrill Lynch 12-22 Year US Large Cap Municipal Securities Index, a subset of The BofA Merrill Lynch US Large Cap Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to twelve years and less than twenty-two years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

March 18, 2019 | SUMMARY PROSPECTUS	3

PIMCO Gurtin National Municipal Opportunistic Value Fund

Calendar Year Total Returns — Institutional Class*

For the periods shown in the bar chart, the highest quarterly return was 4.32% in the Q2 2011, and the lowest quarterly return was -1.26% in the Q4 2016.

Average Annual Total Returns (for periods ended 12/31/18)

	1 Year	5 Year	Since Inception (05/03/10)
Institutional Class Return Before Taxes	2.09%	3.76%	4.12%
Institutional Class Return After Taxes on Distributions	2.04%	3.72%	4.09%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares	2.19%	3.31%	3.48%
ICE BofAML Municipal Miscellaneous Index 7-12 Years (reflects no deduction for fees, expenses or taxes)	2.08%	3.78%	4.58%
ICE BofAML Municipal Blended Index (reflects no deduction for fees, expenses or taxes)	0.98%	4.37%	4.59%

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Gurtin Municipal Bond Management serves as the Fund's sub-adviser. The Fund is jointly and primarily managed by Bill Gurtin, Michael Johnson, Jim Grandinetti, Myles Grenier and Brian Hannibal. Mr. Gurtin is the founder of Gurtin, a PIMCO company. Mr. Johnson is chief risk officer of Gurtin, a PIMCO company. Mr. Grandinetti is Head of the Portfolio Management department at Gurtin, a PIMCO company. Mr. Grenier is a senior associate at Gurtin, a PIMCO company. Mr. Hannibal is a senior vice president at Gurtin, a PIMCO company. Messrs. Gurtin, Johnson, Grandinetti, Grenier and Hannibal have jointly and primarily managed the Fund since its inception in January 2019.

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange ("NYSE") is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class

The minimum initial investment for Institutional Class shares of the Fund is $250,000. The Fund reserves the right to waive the minimum initial investment if deemed appropriate by an officer of the Trust. There is no minimum subsequent investment for Institutional Class shares of the Fund.

You may sell (redeem) all or part of your Institutional Class shares of the Fund on any business day. You may also purchase or redeem Institutional Class shares of the Fund through your financial firm. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

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Sending a written request by regular mail to:
PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407

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Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

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Sending a fax to our Shareholder Services department at 816.421.2861

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Sending an e-mail to piprocess@dstsystems.com

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal. Distributions paid by the Fund that are properly designated as "exempt interest dividends" normally will be exempt from federal income taxes, but may not be exempt from the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

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